MIDAS DOLLAR RESERVES, INC.

Supplement to Prospectus Dated April 29, 2008

November 10, 2008

This supplement and the Prospectus dated April 29, 2008 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission, is incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-800-400-MIDAS (6432).

The Board of Directors (the “Board”) of Midas Dollar Reserves, Inc. (the “Fund”) is recommending that the Fund move in an entirely new direction. Accordingly, on or about November 10, 2008, a Notice of Special Meeting of Stockholders to be held on December 12, 2008 and Proxy Statement for the Fund was mailed to Fund stockholders to present a proposal for the election of Directors and proposals which would change the Fund’s fundamental investment objective and revise or eliminate certain of the Fund’s fundamental investment restrictions.

The current investment objective of the Fund, a money market fund, is “to seek maximum current income consistent with preservation of capital and maintenance of liquidity.” The Board, after careful consideration of the investment objective, strategies, and restrictions of the Fund and the Fund’s current and potential yields as a money market fund, is recommending changing the Fund from a money market fund that seeks to maintain a net asset value of $1.00 per share by investing in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”) to a fluctuating net asset value fund with a new investment objective of seeking “to preserve and increase the purchasing power value of its shares over the long term” by investing a fixed target percentage of its total assets in a broad array of asset classes including: gold; silver; Swiss franc assets; hard asset securities; large capitalization growth stocks; and dollar assets. Gold and silver investments may include bullion, bullion type coins, and exchange traded funds (“ETFs”). Swiss franc assets may include Swiss franc denominated deposits and bonds of the federal government of Switzerland of any maturity. Hard asset securities may include securities of U.S. and foreign companies dealing primarily in real estate (such as timberland, ranching and farm land, raw land, and land with improvements and structures) and natural resources such as oil, gas, coal, precious and non-precious metals, and minerals. Large capitalization growth stocks normally include U.S. and foreign companies with market capitalizations over $50 billion with growth in revenues, earnings, or other similar measure and may include options, warrants, and similar derivatives on such stocks. Dollar assets may include cash, U.S. Treasury bills, notes, and bonds, and may include other U.S. dollar denominated assets such as other U.S. Government Securities, high grade, short term corporate bonds, and banker’s acceptances. The average length to maturity of the Fund’s dollar assets will not exceed fifteen years and corporate bonds will have a rating of “A” or higher by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”) and a remaining time to maturity of twenty four months or less.

For investors in the Fund, the most important change may be that the Fund will change from one investing exclusively in U.S. Government Securities to a broad array of riskier asset classes. Also, as a money market fund, the Fund is subject to specific Securities and Exchange Commission (“SEC”) rules. Among other restrictions, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act). Likewise, currently the Fund seeks to preserve the value of stockholder investments at $1.00 per share, although it is possible to lose money by investing in the Fund. If Fund stockholders approve the proposals, stockholders can expect the Fund’s net asset value fluctuate and the possibility of losing money will increase.

The Fund’s current investment objective is fundamental, which means that it may not be changed without stockholder approval. The Fund is also subject to certain fundamental investment restrictions, that cannot be changed without stockholder approval. The Fund’s other investment policies are non-fundamental, which means that they may be changed by the Board without stockholder approval. The Fund currently operates in accordance with a non-fundamental policy which complies with Rule 2a-7 under the 1940 Act that provides that the Fund may not purchase the securities of any one issuer if as a result more than 5% of its total assets would be invested in the securities of such issuer, provided that this limitation does not apply to U.S. Government Securities.

Accordingly, in order to implement the proposed investment strategy, the Board is recommending (1) changing the Fund’s investment objective from a fundamental one seeking maximum current income consistent with preservation of capital and maintenance of liquidity to a non-fundamental investment objective of seeking to preserve and increase the purchasing power value of its shares over the long term; (2) revising the Fund’s fundamental investment restriction on investment in commodities to pursue the proposed investment allocations set forth below; and (3) eliminating the Fund’s fundamental investment restriction on diversification in order to provide greater investment flexibility.

If stockholders approve the changes proposed by the Board, the proposed investment strategy will be implemented and will fundamentally change the nature and risk profile of the Fund. The Fund will: change its name to Midas Perpetual Portfolio, Inc.;

•	cease to be an investment vehicle designed to provide monthly current income and will be managed with the goal of preserving and increasing the purchasing power value of its shares over the long term;

•	change from investing exclusively in U.S. Government Securities to investing in a broad array of riskier asset categories; and

•

cease to seek to maintain the value of stockholder investments at $1.00 per share and will allow the Fund’s NAV to fluctuate. The Fund’s NAV will be determined daily normally as of the close of trading on the New York Stock Exchange.

If the proposed changes are not all approved, none of the proposed changes to the Fund discussed in this supplement will be implemented and the Fund will continue to operate as a money market fund.

If the Proposals are approved, the changes to the Fund’s investment objective and fundamental investment limitations will take effect on or about December 29, 2008 and the Fund will begin to implement its proposed new investment strategy. The Fund expects that there will be a transition investment period of up to three months from the date the proposed investment strategy takes effect before it is fully invested in accordance with its new investment objective and strategies.

For a more complete discussion of the above matters, please read the Notice of Special Meeting of Stockholders and Proxy Statement dated November 6, 2008 being furnished in connection with a solicitation of proxies by the Board of the Fund to be voted at the Special Meeting of Stockholders of the Fund to be held on December 12, 2008, which can be obtained without charge by calling the Fund at 1-800-400-MIDAS (6432).

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